EXHIBIT 23
                                                                      ----------




                        CONSENT OF INDEPENDENT AUDITORS'
                        --------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Western Power & Equipment Corp. of our report dated September 26, 2003 relating to the financial statements and the financial schedules which appear in this Form 10-K.


                                                 /s/ Marcum & Kliegman LLP
                                                --------------------------------
                                                 MARCUM & KLIEGMAN LLP


New York, New York
November 11, 2003

                        CONSENT OF INDEPENDENT AUDITORS'
                        --------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Western Power & Equipment Corp. of our report dated October 15, 2002 relating to the financial statements and the financial schedules which appear in this Form 10-K.



                                                 /s/ Moss Adams LLP
                                                --------------------------------
                                                 MOSS ADAMS LLP

Beaverton, Oregon
November 11, 2003

                        CONSENT OF INDEPENDENT AUDITORS'
                        --------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Western Power & Equipment Corp. of our report dated October 6, 2001 relating to the financial statements and the financial schedules which appear in this Form 10-K.


                                                 /s/ Price WaterhouseCoopers LLP
                                                --------------------------------
                                                 PRICEWATERHOUSECOOPERS LLP
Portland, Oregon
November 11, 2003